SUPPLEMENT DATED FEBRUARY 1, 2021
To the following variable annuity prospectuses dated May 1, 2020:
ALLIANZ VISIONSM
For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013
ALLIANZ CONNECTIONSSM
For contracts issued on or after April 29, 2013 and for contracts issued from May 2, 2011 through April 26, 2013
ALLIANZ VISIONSM NEW YORK
 For contracts issued on or after April 29, 2013 and for contracts issued on or prior to April 26, 2013
To the following variable annuity prospectuses dated October 27, 2020:
ALLIANZ ALTERITYSM
ALLIANZ REWARDSSM
ALLIANZ HIGH FIVESM
ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
or
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference. See the
Investment Option prospectuses for any additional information.

At a meeting held December 8, 2020, the Board of Trustees of the Allianz Variable Insurance Products Fund of Funds Trust approved the following names changes to the Investment Options listed below, effective on February 1, 2021. The name of each Fund is changed in the prospectus to remove “Dynamic,” as follows:
Current Name of Investment Option	New Investment Option Name Effective February 1, 2021
AZL MVP Fusion Dynamic Balanced Fund	AZL MVP Fusion Balanced Fund
AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Conservative Fund
AZL MVP Fusion Dynamic Moderate Fund	AZL MVP Fusion Moderate Fund

PRO-009-0520
(VSN-400, VSN-159, CNT-400, CNT-062WW, VNY-400, VNY-146, ALT-020PP, REW-013PP, HFV-001)